Exhibit 99.1

Company Contacts:	Investor Contacts:
Nuvectra Corporation	The Ruth Group

Walter Berger, COO & CFO	Tram Bui / Brian Johnston
(214) 474-3102	(646) 536-7035 / 7028
wberger@nuvectramed.com	investors@nuvectramed.com

Nuvectra® Appoints Anthony P. Bihl, III as New Chairman

of the Board

Elects Jane J. Song to the Board of Directors

Plano, Texas, March 25, 2019 – Nuvectra Corporation (NASDAQ: NVTR), a neurostimulation medical device company, today announced the appointment of Anthony P. Bihl, III as Chairman of the Board of Directors, following Dr. Joseph A. Miller’s retirement from the Board, effective immediately. Concurrently, Jane J. Song was appointed as an independent member of the Company’s Board of Directors and as a member of the Board’s Governance and Nomination Committee.

Mr. Bihl stated, “I am honored to enter my new role as Chairman of the Board and welcome Jane, an industry leader, to Nuvectra. Our well-rounded team reflects our ongoing commitment to enacting leading corporate governance practices and is exceptionally positioned to guide Nuvectra through its next phase of growth. Jane joins the Board with more than 15 years of experience in the medical device industry and her prior business and leadership experience in medical device operations, engineering, and R&D provides the Board with access to broad expertise. I look forward to leveraging our collective tenure in the industry to realize the opportunities that will further establish Nuvectra in the market. We also thank Joe for his outstanding leadership and guidance that helped to establish Nuvectra as an innovative technology platform company and positioned us for continuing growth and success.”

Dr. Fred Parks, Chief Executive Officer, commented, “I look forward to working closely with Tony and leveraging our combined decades of experience in advancing growth stage medical device companies. Tony’s extensive experience in managing public companies and serving on public boards will prove integral to driving Nuvectra’s future success as we implement growth-oriented strategies designed to drive value for our customers, their patients, and our shareholders.”

Ms. Song has over 15 years of experience in the medical device industry. She held several leadership positions until her retirement from St. Jude Medical in 2015. She most recently served as the President of the Atrial Fibrillation Division for St. Jude Medical (now Abbott Laboratories) from 2004 until 2012. Prior, Ms. Song served as the President of the Cardiac Surgery Division and as the Senior Vice President of the Cardiac Rhythm Management Division of St. Jude. Ms. Song also held various leadership positions with EG&G Astrophysics, Inc. (now Perkin Elmer), including serving as Vice President of Business Development and Director of Operations from 1992 until 1998. Ms. Song has also worked as a senior consultant for Price Waterhouse Coopers, providing consulting services on continuous design and manufacturing improvements for technology and healthcare clients. Prior to that, Ms. Song served as a program manager for Texas Instruments from 1984 to 1990 in its advanced manufacturing engineering group. Ms. Song received her M.S. in Engineering from Northeastern University and her B.S in Engineering from NYU.

About Nuvectra Corporation

Nuvectra® is a neurostimulation company committed to helping physicians improve the lives of people with chronic conditions. The Algovita® Spinal Cord Stimulation (SCS) System is our first commercial offering and is CE marked and FDA approved for the treatment of chronic intractable pain of the trunk and/or limbs. Our innovative technology platform also has capabilities under development to support other indications such as sacral neuromodulation (SNM) for the treatment of overactive bladder, and deep brain stimulation (DBS) for the treatment of Parkinson’s Disease. Visit the Nuvectra website at www.nuvectramed.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains "forward-looking statements," including statements we make regarding the outlook for Nuvectra as an independent publicly-traded company. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and therefore they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and may be outside of our control. Our actual performance may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.  Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include: (i) our ability to successfully commercialize Algovita and to develop, complete and commercialize enhancements or improvements to Algovita; (ii) our ability to successfully compete with our current SCS competitors and the ability of our U.S. sales representatives to successfully establish market share and acceptance of Algovita, (iii) the uncertainty and timing of obtaining regulatory approvals in the United States and Europe for our Virtis SNM system, (iv) our ability to successfully launch and commercialize the Virtis SNM system if and when it receives regulatory approval (v) our ability to demonstrate the features, perceived benefits and capabilities of Algovita to physicians and patients in competition with similar products already well established and sold in the SCS market; (vi) our ability to anticipate and satisfy customer needs and preferences and to develop, introduce and commercialize new products or advancements and improvements to Algovita in order to successfully meet our customers’ expectations; (vii) the outcome of our development plans for our neurostimulation technology platform, including our ability to identify additional indications or conditions for which we may develop neurostimulation medical devices or therapies and seek regulatory approval thereof; (viii) our ability to identify business development and growth opportunities and to successfully execute on our strategy, including our ability to seek and develop strategic partnerships with third parties to, among other things, fund clinical and development costs for new product offerings; (ix) the performance by our development partners, including Aleva Neurotherapeutics, S.A., of their obligations under their agreements with us; (x) the scope of protection for our intellectual property rights covering Algovita and other products using our neurostimulation technology platform, along with any product enhancements or improvements; (xi) our ability to successfully build, attract and maintain an effective commercial infrastructure and qualified sales force in the United States; (xii) our compliance with all regulatory and legal requirements regarding implantable medical devices and interactions with healthcare professionals; (xiii) our reliance on each of Integer, our exclusive and sole manufacturer and supplier of parts and components for Algovita, and Minnetronix, Inc., our sole-source supplier of external peripheral devices; (xiv) any supplier shortages related to Algovita or its components and any manufacturing disruptions which may impact our inventory supply as we expand our business; (xv) any product recalls, or the receipt of any warning letters, mandatory corrections or fines from any governmental or regulatory agency; (xvi) our ability to satisfy the conditions and covenants of our Credit Facility; and (xvii) our ability to raise capital should it become necessary to do so, through another public offering of our common stock, private equity or debt financings, strategic partnerships, or other sources. Please see the section entitled “Risk Factors” in Nuvectra’s Annual Report on Form 10-K and in our other quarterly and periodic filings for a description of these and other risks and uncertainties.  We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.